EXHIBIT 32


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                            Certification Pursuant To
                             18 U.S.C. Section 1350
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002


     This certification is provided pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2008 of EPIC ENERGY RESOURCES, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).

     Rex Doyle, Chief Executive Officer of the Company, and Michael Kinney, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 7, 2008                       /s/ Rex Doyle
                                              -------------------------
                                              Rex Doyle
                                              Chief Executive Officer


                                              /s/ Michael Kinney
                                              -------------------------
                                              Michael Kinney
                                              Chief Financial Officer and
                                                Principal Accounting Officer